Exhibit 99.1
HEALTHCARE REALTY
Scott W. Holmes
Executive Vice President &
Chief Financial Officer
P 615.269.8175
www.healthcarerealty.com
NEWS RELEASE
HEALTHCARE REALTY TRUST ANNOUNCES FIRST QUARTER RESULTS
NASHVILLE, Tennessee May 11, 2009 — Healthcare Realty Trust Incorporated (NYSE:HR) today announced results for the first quarter ended March 31, 2009. Funds from operations (“FFO”) per diluted common share for the three months ended March 31, 2009 totaled $0.43, compared with $0.39 for the three months ended March 31, 2008. FFO would have been $0.38 per diluted common share for the three months ended March 31, 2009, before the recognition of a $2.7 million non-cash re-measurement gain, as required by FASB Statement No. 141(R), resulting from the buyout of a joint venture partner by the Company.
Funds available for distribution (“FAD”) for the three months ended March 31, 2009 totaled $0.41 per diluted common share.
Revenues for the three months ended March 31, 2009 totaled $63.0 million, compared with the prior year’s $52.2 million. Income from continuing operations for the three months ended March 31, 2009 totaled $7.8 million, compared with $4.9 million for the three months ended March 31, 2008. Net income for the three months ended March 31, 2009 totaled $20.9 million, or $0.35 per diluted common share, versus $6.8 million, or $0.13 per diluted common share, for the three months ended March 31, 2008.
Healthcare Realty Trust is a real estate investment trust that integrates owning, managing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. The Company had investments of approximately $2.1 billion in 204 real estate properties and mortgages as of March 31, 2009, excluding assets classified as held for sale and including an investment in one unconsolidated joint venture. The Company’s 199 owned real estate properties, excluding assets classified as held for sale, are comprised of six facility types, located in 28 states, totaling approximately 12.1 million square feet. The Company provides property management services to approximately 8.5 million square feet nationwide.
The Company directs interested parties to its Internet site, www.healthcarerealty.com, where information is posted regarding this quarter’s operations. Please contact the Company at (615) 269-8175 to request a printed copy of this information.
In addition to the historical information contained within, the matters discussed in this press release may contain forward-looking statements that involve risks and uncertainties. These risks are discussed in filings with the Securities and Exchange Commission by Healthcare Realty Trust, including its Annual Report on Form 10-K for the year ended December 31, 2008 under the heading “Risk Factors,” and as updated in its Quarterly Reports on Form 10-Q filed thereafter. Forward-looking statements represent the Company’s judgment as of the date of this release. The Company disclaims any obligation to update forward-looking material.

HEALTHCARE REALTY TRUST INCORPORATED
Condensed Consolidated Statements of Income (1)
(Dollars in thousands, except per share data)

	Three Months Ended
	March 31,
	2009	2008
	(Unaudited)
REVENUES
Master lease rent	$15,737	$15,773
Property operating	42,910	32,115
Straight-line rent	351	(61)
Mortgage interest	489	525
Other operating	3,509	3,850

	62,996	52,202

EXPENSES
General and administrative	6,967	6,045
Property operating	23,363	18,251
Bad debts, net of recoveries	435	145
Depreciation	15,753	11,489
Amortization	1,481	585

	47,999	36,515

OTHER INCOME (EXPENSE)
Re-measurement gain of equity interest upon acquisition	2,701	-
Interest expense	(10,074)	(10,878)
Interest and other income, net	155	136

	(7,218)	(10,742)

INCOME FROM CONTINUING OPERATIONS	7,779	4,945

DISCONTINUED OPERATIONS (2)
Income from discontinued operations	514	1,249
Impairments	(22)	(29)
Gain on sales of real estate properties	12,609	637

INCOME FROM DISCONTINUED OPERATIONS	13,101	1,857

NET INCOME	20,880	6,802

Less: Net income attributable to noncontrolling interests	(15)	(3)

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$20,865	$6,799

BASIC EARNINGS PER COMMON SHARE
Income from continuing operations	$0.13	$0.10

Discontinued operations	0.23	0.04

Net income attributable to common stockholders	$0.36	$0.14

DILUTED EARNINGS PER COMMON SHARE
Income from continuing operations	$0.13	$0.10

Discontinued operations	0.22	0.03

Net income attributable to common stockholders	$0.35	$0.13

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - BASIC	58,130,574	49,413,058

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED	58,847,384	50,407,119

(1)	The Condensed Consolidated Statements of Income do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

(2)	In accordance with SFAS No. 144, “Accounting for Impairment or Disposal of Long-Lived Assets,” the Company reports real estate properties and related assets and liabilities to be sold as held for sale and includes the results of operations of real estate properties sold or held for sale in discontinued operations on the Company’s Condensed Consolidated Statements of Income.

HEALTHCARE REALTY TRUST INCORPORATED
Condensed Consolidated Statements of Cash Flows (1)
(Dollars in thousands)
(Unaudited)

	Three Months Ended
	March 31,
	2009	2008

Cash flows from operating activities:
Net income	$20,880	$6,802
Non-cash items:
Depreciation and amortization - real estate	16,872	12,555
Depreciation and amortization - other	808	564
Provision for bad debt, net of recoveries	437	217
Impairments	22	29
Straight-line rent receivable	(353)	64
Straight-line rent liability	113	43
Equity in losses from unconsolidated joint ventures	2	264
Stock-based compensation	1,288	1,296
Provision for deferred post-retirement benefits	1,492	836
Re-measurement gain of equity interest upon acquisition	(2,701)	-
Other non-cash items	254	306

Total non-cash items	18,234	16,174

Other items:
Accounts payable and accrued liabilities	1,090	3,779
Other liabilities	981	(734)
Other assets	1,199	6,374
Gain on sales of real estate properties	(12,609)	(637)
Payment of partial pension settlement	(2,300)	-
State income taxes paid, net of refunds	53	-

Total other items	(11,586)	8,782

Net cash provided by operating activities	27,528	31,758

Cash flows from investing activities:
Acquisition and development of real estate properties	(33,076)	(19,560)
Funding of mortgages and notes receivable	(3,451)	(1,265)
Distributions received from unconsolidated joint ventures	-	423
Proceeds from sales of real estate	63,907	3,415
Proceeds from mortgages and notes receivable repayments	38	36

Net cash provided by (used in) investing activities	27,418	(16,951)

Cash flows from financing activities:
Net borrowings (repayments) on unsecured credit facility	(4,000)	8,000
Repayments on notes and bonds payable	(20,548)	(907)
Quarterly dividends paid	(22,829)	(19,533)
Proceeds from issuance of common stock	183	185
Proceeds received from noncontrolling interests	529	-
Distributions to noncontrolling interests	(43)	(3)

Net cash used in financing activities	(46,708)	(12,258)

Increase in cash and cash equivalents	8,238	2,549
Cash and cash equivalents, beginning of period	4,138	8,519

Cash and cash equivalents, end of period	$12,376	$11,068

(1)	The Condensed Consolidated Statements of Cash Flows do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

RECONCILIATION OF FUNDS FROM OPERATIONS (1) (2):
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended
	March 31,
	2009	2008

Net Income Attributable to Common Stockholders	$20,865	$6,799

Gain on sales of real estate properties	(12,609)	(637)
Real estate depreciation and amortization	16,883	13,273

Total adjustments	4,274	12,636

Funds From Operations - Basic and Diluted	$25,139	$19,435

Funds From Operations Per Common Share - Basic	$0.43	$0.39

Funds From Operations Per Common Share - Diluted	$0.43	$0.39

Weighted Average Common Shares Outstanding - Basic	58,130,574	49,413,058

Weighted Average Common Shares Outstanding - Diluted	58,847,384	50,407,119

RECONCILIATION OF FUNDS AVAILABLE FOR DISTRIBUTION (2):
(Dollars in thousands, except per share data)
(Unaudited)

Three Months Ended
March 31, 2009

Net Income Attributable to Common Stockholders	$20,865

Gain on sales of real estate properties	(12,609)
Partial pension settlement	(2,300)
Total non-cash items included in cash flows from operating activities (3)	18,234

Funds Available For Distribution	$24,190

Funds Available For Distribution Per Common Share - Diluted	$0.41

Weighted Average Common Shares Outstanding - Diluted	58,847,384

(1)	Funds from operations (“FFO”) is calculated according to the definition of the National Association of Real Estate Investment Trusts and is comprised primarily of net income and depreciation from real estate, but is not adjusted for certain non-cash income and expense items. Gains on the sale of real estate properties are excluded from FFO and FFO per share, while impairments are included in FFO and FFO per share.

(2)	FFO and Funds Available For Distribution (“FAD”) do not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States and are not necessarily indicative of cash available to fund cash needs. FFO and FAD should not be considered alternatives to net income as indicators of the Company’s operating performance or as alternatives to cash flow as measures of liquidity.

(3)	See the Condensed Consolidated Statements of Cash Flows that are included in this earnings release.

4